Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS
Baillie Gifford International Smaller Companies Fund (the “Fund”)

Supplement dated May 21, 2025, to the Fund’s Prospectus and Statement of Additional Information dated April 30, 2025, as amended

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information.

The Board of Trustees (the “Board”) of the Baillie Gifford Funds (the “Trust”) has approved and adopted a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund has ceased selling shares to new investors. The Board has determined to close the Fund and redeem all outstanding shares no later than July 21, 2025 (the “Liquidation Date”). Prior to the Liquidation Date, Baillie Gifford Overseas Limited, the Fund’s investment adviser (“BGOL”), will begin liquidation of the Fund’s investments, and shareholders who have not redeemed their shares prior to the commencement of such liquidation are expected to indirectly bear a portion of transaction costs associated with such liquidation.

Pursuant to the Plan, the Fund will liquidate its investments and thereafter redeem all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Fund investment after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. BGOL anticipates that the Fund’s assets will be fully liquidated, and all outstanding shares will be redeemed on or about the Fund’s Liquidation Date.

The liquidation of the Fund will be a taxable event for shareholders holding shares through taxable accounts. A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder’s tax basis will realize a capital gain, and if such amount is less than the shareholder’s tax basis, a capital loss. In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the Fund has undistributed net taxable income and capital gains (including as a result of the Fund’s conversion of portfolio securities to cash in connection with the liquidation), which distribution will generally be taxable to shareholders in the same manner as an ordinary course distribution. Please refer to the sections in the Prospectus entitled “Tax” for general information. The foregoing discussion is intended for Fund shareholders who acquired their shares through the Fund’s public offering. You may wish to consult your tax advisor about your particular situation.

Until the Liquidation Date, the Fund will be closed to all purchases except by dividend reinvestment or other automatic investment plan programs. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund, at net asset value, as described in the section in the Prospectus entitled “Shares—How to Sell Shares.” Class K or Institutional Class shareholders invested via a financial intermediary may be permitted to exchange their Fund shares for either Class K or Institutional Class shares, as the case may be, in another series of the Trust, as described in and subject to any restrictions set forth in the section in the Prospectus entitled “Restrictions on Buying or Exchanging Shares.”

As a result of the intent to liquidate the Fund, the Fund is expected to deviate from its stated investment strategy and policy and will no longer pursue its stated investment objective. The Fund will begin liquidating its investment portfolio on or after the date of this Supplement and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in the Fund will not experience the gains (or losses) that would be typical if the Fund was still pursuing its investment objective.

If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.

ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO THE FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-844-394-6127.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

For additional information regarding the liquidation, shareholders of the Fund may call 1-844-394-6127.

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This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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